UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
The Kraft Heinz Company (“Kraft Heinz”) is filing this Current Report on Form 8-K (this “Current Report”) to update the presentation of certain financial information and related disclosures included in the Annual Report of Kraft Foods Group, Inc. (“Kraft”) on Form 10-K for the year ended December 27, 2014, which was filed with the Securities and Exchange Commission on February 19, 2015 (the “Annual Report”). During the quarter ended June 27, 2015, Kraft changed the presentation of its financial information to reflect a new organizational structure and definition of segment operating income. Under this new organizational structure, Kraft began managing and reporting its operating results through five reportable segments: Cheese, Beverages & Snack Nuts, Refrigerated Meals, Meal Solutions, and International. Its remaining businesses, including its U.S. and Canadian Foodservice businesses, were aggregated as “Other Businesses”. In addition, Kraft's segment operating income measure was recast to exclude the impacts of cost savings initiatives expenses. Kraft operated under this organizational structure until the closing of its merger with H.J. Heinz Corporation on July 2, 2015.
This Current Report and the exhibit included as Exhibit 99.1 provide segment reporting financial information for the above segments with respect to the historical financial information included in Kraft's Annual Report. This historical financial information is consistent with the segment presentation set forth in Kraft's financial information for the quarter ended June 27, 2015, which was filed with the Securities and Exchange Commission on August 10, 2015 on Form 8-K by Kraft Heinz.
This Current Report does not reflect any other changes, activities or events occurring subsequent to the initial filing of Kraft's Annual Report on February 19, 2015 and does not modify or update the disclosures therein in any way, other than as required to reflect the segment changes as described above and set forth in the exhibit included as Exhibit 99.1. For information on developments since the filing of Kraft's Annual Report, please refer to Kraft's and Kraft Heinz's filings with the Securities and Exchange Commission.
Unaffected items and unaffected portions of Kraft's Annual Report have not been repeated in, and are not amended or modified by, this Current Report or Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
99.1
Kraft Foods Group's Annual Report on Form 10-K for the year ended December 27, 2014, as filed with the Securities and Exchange Commission on February 19, 2015, recast solely to reflect the changes in segment reporting in the following Items: Part I Item 1. Business, Part II Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and Part II Item 8. Financial Statements and Supplementary Data.

101.1
The following materials from Kraft Foods Group’s Annual Report on Form 10-K for the year ended December 27, 2014 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Statements of Earnings, (ii) the Consolidated Statements of Comprehensive Earnings, (iii) the Consolidated Statements of Equity, (iv) the Consolidated Balance Sheets, (v) the Consolidated Statements of Cash Flows, and (vi) Notes to Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: August 10, 2015	By:	/s/ Paulo Basilio
Paulo Basilio
Executive Vice President and Chief Financial Officer